UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Zoetis Inc.

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Your Vote Counts! ZOETIS INC. 2021 Annual Meeting Vote by May 19, 2021 11:59 PM EDT. For shares held in a Plan, vote by May 17, 2021 11:59 PM EDT. ZOETIS INC. ATTN: CORPORATE SECRETARY 10 SYLVAN WAY PARSIPPANY, NJ 07054 D43987-P53681-Z79544 You invested in ZOETIS INC. and it’s time to vote! You have the right to vote on items being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 20, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR receive a free paper or email copy of the material(s) by request prior to May 6, 2021. To request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 20, 2021 9:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/ZTS2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D43988-P53681-Z79544 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Sanjay Khosla For 1b. Antoinette R. Leatherberry For 1c. Willie M. Reed For 1d. Linda Rhodes For 2. Advisory vote to approve our executive compensation (Say on Pay). For 3. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2021. For 4. Shareholder proposal regarding simple majority vote. Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof.